GENERAL AMERICAN INVESTORS COMPANY, INC.
                              FIRST QUARTER REPORT
                                 MARCH 31, 2005

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange





                              450 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
For the three months ended March 31, 2005, our stockholders experienced a decrease of 0.6% on their investment in our Common Stock (assuming reinvestment of all dividends). The net asset value per Common Share decreased 0.3%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income) decreased 2.1%. For the twelve months ended March 31, 2005, the return to our stockholders was 5.6% and the return on the net asset value per Common Share was 7.4%; these compare with a return of 6.6% for the S&P 500. During each period, the discount at which our shares traded fluctuated moderately and at March 31, 2005, it was 12.1%.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2005, the net assets applicable to the Company's Common Stock were $1,019,560,296, equal to $35.10 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2005 was $3,890,401. During this period, the net realized gain on securities sold was $10,981,404 and the decrease in unrealized appreciation was $12,811,164. Net investment income for the three months was $914,359 and distributions to Preferred Stockholders amounted to $2,975,000.

During the three months, 307,200 shares of the Company's Common Stock were repurchased for $9,549,042 at an average discount from net asset value of 12%.

Stalled equity markets may well reflect the expectation that Fed tightening and higher oil prices will retard economic growth later in the year. The failure to digest successfully the sharp gains recorded in the final two months of 2004 may also be a factor. Earnings are continuing to grow, meanwhile, although the pace of advance is moderating, and inflation remains reasonably well constrained. While interest rates are not declining, as they did last year, neither are they rising dramatically. Increases in dividends and share buy backs are continuing apace and are likely to support a positive outlook for security valuations.

We are pleased to report that on April 13, 2005, at the Company's annual meeting, the Stockholders (1) elected eleven directors, including two directors who were elected by the holders of the Company's Preferred Stock, and (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 2005.

The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, contained at our website has been updated through March 31, 2005. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

April 13, 2005

2           STATEMENT OF ASSETS AND LIABILITIES March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $707,162,548)                                                            $1,170,360,097
   Corporate note (cost $711,652)                                                                      712,747
   Corporate discount notes (cost $40,380,055)                                                      40,380,055
   Money market fund (cost $7,834,211)                                                               7,834,211
                                                                                                --------------
      Total investments (cost $756,088,466)                                                      1,219,287,110

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                       $39,729
   Receivable for securities sold                                           4,317,436
   Dividends, interest and other receivables                                  942,081
   Prepaid expenses                                                         7,632,440
   Other                                                                      234,874               13,166,560
                                                                          -----------            -------------
TOTAL ASSETS                                                                                     1,232,453,670

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         5,242,815
   Preferred dividend accrued but not yet declared                            231,389
   Accrued expenses and other liabilities                                   7,419,170
                                                                           ----------

                                                                                                    12,893,374
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                              200,000,000
                                                                                                 -------------

NET ASSETS APPLICABLE TO COMMON STOCK - 29,046,599 shares (note 2)                              $1,019,560,296
                                                                                                ==============
NET ASSET VALUE PER COMMON SHARE                                                                        $35.10
                                                                                                       =======

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 29,046,599 shares at par value (note 2)                  $29,046,599
   Additional paid-in capital (note 2)                                    517,253,173
   Undistributed realized gain on investments                              10,949,498
   Undistributed net investment income                                      2,318,771
   Unallocated distributions on Preferred Stock                            (3,206,389)
   Unrealized appreciation on investments                                 463,198,644
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                           $1,019,560,296
                                                                                                ==============

(see notes to financial statements)

3     STATEMENT OF OPERATIONS Three Months Ended March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $56,933)                 $3,844,381
   Interest                                                                   325,923               $4,170,304
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      1,824,740
   Administration and operations                                            1,093,960
   Office space and general                                                   129,801
   Directors' fees and expenses                                                51,260
   Transfer agent, custodian and registrar fees and expenses                   47,026
   Auditing and legal fees                                                     42,900
   Stockholders' meeting and reports                                           42,299
   Miscellaneous taxes                                                         23,959                3,255,945
                                                                            ---------                ---------
NET INVESTMENT INCOME                                                                                  914,359

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1f AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                                     10,780,985
     Short sale transaction (note 1b)                                        (755,114)
     Option transactions (note 1c)                                            955,533
                                                                           ----------
   Net realized gain on investments (long-term)                            10,981,404
   Net decrease in unrealized appreciation                                (12,811,164)
                                                                           ----------
NET LOSS ON INVESTMENTS                                                                             (1,829,760)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                             (2,975,000)
                                                                                                   -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   ($3,890,401)
                                                                                                   ===========

(see notes to financial statements)

4                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                          Three Months
                                                                              Ended              Year Ended
                                                                         March 31, 2005         December 31,
                                                                           (Unaudited)              2004
                                                                         --------------         ------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      $914,359             $9,253,481
   Net realized gain on investments                                         10,981,404             36,774,029
   Net increase (decrease) in unrealized appreciation                      (12,811,164)            62,361,773
                                                                           -----------            -----------
   Distributions to Preferred Stockholders:
      From net income                                                            -                 (2,686,304)
      From long-term capital gains                                               -                 (9,213,696)
      Unallocated distributions on Preferred Stock                          (2,975,000)                 -
                                                                           -----------            -----------
       Decrease in net assets from Preferred distributions                  (2,975,000)           (11,900,000)
                                                                           -----------            -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (3,890,401)            96,489,283
                                                                           ----------             -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income                                                             (58,303)            (6,602,940)
   From long-term capital gains                                             (7,929,239)           (22,647,281)
                                                                           -----------            -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                            (7,987,542)           (29,250,221)
                                                                           -----------            -----------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)            4,594,188             15,781,952
   Cost of Common Shares purchased (note 2)                                 (9,549,042)           (32,963,032)
                                                                           -----------            -----------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                               (4,954,854)           (17,181,080)
                                                                           -----------            -----------
NET INCREASE (DECREASE) IN NET ASSETS                                      (16,832,797)            50,057,982

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                      1,036,393,093            986,335,111
                                                                         -------------          -------------
END OF PERIOD (including undistributed net investment income of
   $2,318,771 and $1,462,715, respectively)                             $1,019,560,296         $1,036,393,093
                                                                        ==============         ==============

(see notes to financial statements)

5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2005 and for each year in the five-year period ended December 31, 2004. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                          Three Months
                                             Ended                             Year Ended December 31,
                                         March 31, 2005   ------------------------------------------------------------
                                          (Unaudited)       2004      2003      2002          2001       2000
                                         ------------    ------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $35.49       $33.11   $26.48        $35.14       $39.91        $41.74
                                             ------       ------  -------        ------       ------        ------
      Net investment income                     .03          .32      .03           .19          .41           .53
      Net gain (loss) on securities -
        realized and unrealized                (.05)        3.48     7.72         (7.88)        (.66)         6.12
                                             ------       ------  -------        ------       ------        ------

      Distributions on Preferred Stock:
        Dividends from investment income       -            (.09)    (.01)         (.12)        (.07) (a)     (.11) (b)
        Distributions from capital gains       -            (.32)    (.35)         (.23)        (.29)         (.29)
        Unallocated                            (.10)          -         -            -             -             -
                                             ------       ------  -------        ------       ------        ------
                                               (.10)        (.41)    (.36)         (.35)        (.36)         (.40)
                                             ------       ------  -------        ------       ------        ------
   Total from investment operations            (.12)        3.39     7.39         (8.04)        (.61)         6.25
                                             ------       ------  -------        ------       ------        ------

   Less distributions on Common Stock:
        Dividends from investment income       -            (.23)    (.02)         (.21) (c)     (.88) (d)   (2.30) (e)
        Distributions from capital gains       (.27)        (.78)    (.52)         (.41)        (3.28)       (5.78)
                                             ------       ------  -------        ------        ------        ------
                                               (.27)       (1.01)    (.54)         (.62)        (4.16)       (8.08)
                                             ------       ------  -------        ------        ------        ------

   Capital Stock transaction -
      effect of Preferred Stock offering       -             -       (.22)         -             -             -
                                             ------       ------  -------        ------       ------        ------
   Net asset value, end of period            $35.10       $35.49   $33.11        $26.48       $35.14        $39.91
                                             ======       ======  =======        ======       ======        ======

   Per share market value, end of period     $30.87       $31.32   $29.73        $23.85       $33.47        $36.00
                                             ======       ======  =======        ======       ======        ======

   TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share    (0.56)%*      8.79%   27.01%       (27.21)%       4.33%        19.10%

RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)      $1,019,560   $1,036,393 $986,335      $809,192   $1,097,530    $1,155,039
   Ratio of expenses to average net assets
      applicable to Common Stock               0.32%*       1.15%    1.23%         0.92%        0.97%         1.05%
   Ratio of net income to average net assets
      applicable to Common Stock               0.09%*       0.94%    0.13%         0.61%        1.15%         1.24%
   Portfolio turnover rate                     3.83%*      16.71%   18.62%        22.67%       23.81%        40.61%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)               $200,000    $200,000   $200,000     $150,000     $150,000      $150,000
   Asset coverage                               610%        618%      593%          639%         832%          870%
   Liquidation preference per share          $25.00       $25.00    $25.00       $25.00       $25.00        $25.00
   Market value per share                    $24.30       $24.97    $25.04       $25.85       $25.90        $24.25

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.19 per share.
   (d) Includes short-term capital gain in the amount of $.51 per share.
   (e) Includes short-term capital gain in the amount of $1.82 per share. *Not annualized

6              STATEMENT OF INVESTMENTS March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

     Shares or                                                                                       Value
 Principal Amount   COMMON STOCKS                                                                  (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND REAL ESTATE (3.9%)
------------------------------------------------------------------------------------------------------------------------------------
   1,100,000    CEMEX, S.A. de C.V. ADR                              (COST $29,121,764)           $39,875,000
                                                                                                  -----------

COMMUNICATIONS AND INFORMATION SERVICES (6.9%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    American Tower Corporation (a)                                                     10,026,500
     550,000    CIENA Corporation (a)                                                                 946,000
     900,000    Cisco Systems, Inc. (a)                                                            16,101,000
     150,000    Juniper Networks, Inc. (a)                                                          3,309,000
     500,000    Lamar Advertising Company Class A (a)                                              20,145,000
   4,600,000    Telecom Corporation of New Zealand Limited                                         19,826,000
                                                                                                   ----------
                                                                     (COST $67,633,399)            70,353,500
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (5.1%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                 3,696,000
   1,525,000    Microsoft Corporation                                                              36,859,250
     623,000    NetIQ Corporation (a)                                                               7,120,890
     133,500    VeriSign, Inc. (a)                                                                  3,831,450
                                                                                                   ----------
                                                                     (COST $53,801,539)            51,507,590
                                                                                                   ----------
CONSUMER PRODUCTS AND SERVICES (3.6%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc                                                                         19,915,000
     275,000    Ethan Allen Interiors Inc.                                                          8,800,000
     150,000    PepsiCo, Inc.                                                                       7,954,500
                                                                                                   ----------
                                                                     (COST $28,303,579)            36,669,500
                                                                                                   ----------
ELECTRONICS (1.7%)
------------------------------------------------------------------------------------------------------------------------------------
     715,000    Molex Incorporated Class A                           (COST $15,450,691)            16,874,000
                                                                                                   ----------


ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (3.8%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    Republic Services, Inc.                              (COST $26,227,380)            39,339,000
                                                                                                   ----------

FINANCE AND INSURANCE (30.2%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (9.7%)
------------------------------------------------------------------------------------------------------------------------------------
     368,000    Bank of America Corporation                                                        16,228,800
     600,000    Golden West Financial Corporation                                                  36,300,000
     310,000    M&T Bank Corporation                                                               31,638,600
     205,000    SunTrust Banks, Inc.                                                               14,774,350
                                                                                                   ----------
                                                                     (COST $21,564,370)            98,941,750
                                                                                                   ----------
   INSURANCE (19.2%)
------------------------------------------------------------------------------------------------------------------------------------
     380,000    American International Group, Inc.                                                 21,055,800
     500,000    Annuity and Life Re (Holdings), Ltd. (a)                                              470,000
     340,000    Arch Capital Group Ltd. (a)                                                        13,613,600
         300    Berkshire Hathaway Inc. Class A (a)                                                26,100,000
     625,000    Everest Re Group, Ltd.                                                             53,193,750
     400,000    MetLife, Inc.                                                                      15,640,000
     110,000    Montpelier Re Holdings Ltd.                                                         3,866,500
     475,000    PartnerRe Ltd.                                                                     30,685,000
     350,000    Reinsurance Group of America, Incorporated                                         14,903,000
     249,500    Transatlantic Holdings, Inc.                                                       16,521,890
                                                                                                  -----------
                                                                     (COST $92,539,813)           196,049,540
                                                                                                  -----------
   OTHER (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    Annaly Mortgage Management, Inc.                                                    5,159,000
      95,194    Central Securities Corporation                                                      2,231,347
     775,000    MFA Mortgage Investments, Inc.                                                      5,897,750
                                                                                                   ----------
                                                                     (COST $12,196,714)            13,288,097
                                                                                                   ----------
                                                                    (COST $126,300,897)           308,279,387
                                                                                                  -----------

7         STATEMENT OF INVESTMENTS March 31, 2005 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS (continued)                                                        (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (10.9%)
------------------------------------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS (8.7%)
  ----------------------------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                 $3,529,200
     200,000    Biogen Idec Inc. (a)                                                                6,902,000
     300,000    Bristol-Myers Squibb Company                                                        7,638,000
     275,000    Cytokinetics, Incorporated (a)                                                      1,804,000
     270,000    Genaera Corporation (a)                                                               615,600
     400,000    Genentech, Inc. (a)                                                                22,644,000
     455,000    MedImmune, Inc. (a)                                                                10,833,550
     120,000    Millennium Pharmaceuticals, Inc. (a)                                                1,010,400
   1,275,000    Pfizer Inc                                                                         33,494,250
                                                                                                   ----------
                                                                     (COST $75,007,951)            88,471,000
                                                                                                   ----------
   MEDICAL INSTRUMENTS AND DEVICES (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
     450,000    Medtronic, Inc.                                      (COST $10,483,716)            22,927,500
                                                                                                   ----------
                                                                     (COST $85,491,667)           111,398,500
                                                                                                  -----------
MISCELLANEOUS (1.8%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                            (COST $17,213,077)            17,900,910
                                                                                                   ----------
 OIL & NATURAL GAS (INCLUDING SERVICES) (26.5%)
------------------------------------------------------------------------------------------------------------------------------------
     665,000    Apache Corporation                                                                 40,717,950
   1,600,000    Devon Energy Corporation                                                           76,400,000
     600,000    EOG Resources, Inc.                                                                29,244,000
     525,000    Halliburton Company                                                                22,706,250
     650,000    Patterson-UTI Energy, Inc.                                                         16,263,000
     330,000    Total S.A. ADR                                                                     38,685,900
     750,000    Unocal Corporation                                                                 46,267,500
                                                                                                  -----------
                                                                    (COST $173,682,466)           270,284,600
                                                                                                  -----------
RETAIL TRADE (19.6%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation                                                       30,926,000
   1,920,000    The Home Depot, Inc. (c)                                                           73,420,800
   2,500,000    The TJX Companies, Inc.                                                            61,575,000
     675,000    Wal-Mart Stores, Inc.                                                              33,824,250
                                                                                                  -----------
                                                                     (COST $68,036,225)           199,746,050
                                                                                                  -----------
SEMICONDUCTORS (0.8%)
------------------------------------------------------------------------------------------------------------------------------------
     491,500    Brooks Automation, Inc. (a)                                                         7,460,970
     197,000    EMCORE Corporation (a)                                                                663,890
                                                                                                   ----------
                                                                      (COST $9,890,144)             8,124,860
                                                                                                   ----------
SPECIAL HOLDINGS (a) (d) (NOTE 5) (0.0%)
------------------------------------------------------------------------------------------------------------------------------------
     144,000    Silicon Genesis Corporation                                                             7,200
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                         -
                                                                                                    ---------
                                                                      (COST $6,009,720)                 7,200 (e)
                                                                                                    ---------
   TOTAL COMMON STOCKS (114.8%)                                     (COST $707,162,548)         1,170,360,097
                                                                                                -------------

                  CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES  (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
    $678,000     American Tower Corporation 9 3/8% due 2/1/09           (COST $711,652)               712,747
                                                                                                    ---------


8        STATEMENT OF INVESTMENTS March 31, 2005 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $12,500,000    American Express Credit Corporation notes due 4/5-5/16/05; 2.62%-2.77%            $12,462,653
  11,000,000    American General Finance Corporation notes due 4/11-4/18/05; 2.63%-2.68%           10,967,075
  11,000,000    General Electric Capital Corporation notes due 4/25-5/9/05; 2.70%-2.76%            10,966,310
   6,000,000    Prudential Funding, LLC note due 5/2/05; 2.74%                                      5,984,017
   7,834,211    SSgA Prime Money Market Fund                                                        7,834,211
                                                                                                  -----------
                TOTAL SHORT-TERM SECURITIES (4.7%)                   (COST $48,214,266)            48,214,266
                                                                                                -------------
TOTAL INVESTMENTS (f) (119.6%)                                      (COST $756,088,466)         1,219,287,110
    Cash, receivables and other assets less liabilities (0.0%)                                        273,186
                                                                                                -------------
                                                                                                1,219,560,296
                                                                                                -------------
PREFERRED STOCK (-19.6%)                                                                         (200,000,000)
                                                                                                -------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                   $1,019,560,296
                                                                                               ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year.
 (c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
 (d) Restricted security.
 (e) Fair value of each holding in the opinion of the directors.
 (f) At March 31, 2005: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $510,849,253, (3) aggregate gross unrealized depreciation was
     $47,650,609, and (4) net unrealized appreciation was $463,198,644.

(see notes to financial statements)

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

d. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

e. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

f.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,046,599 shares and 8,000,000 shares, respectively, were outstanding at March 31, 2005.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In

10              NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                  2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
                    (Continued from bottom of previous page.)

addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

Transactions in Common Stock during the three months ended March 31, 2005 and the year ended December 31, 2004 were as follows:

                                                               SHARES                      AMOUNT
                                                       -----------------------      ---------------------
                                                         2005           2004          2005         2004
                                                       --------       --------      -------      --------
Shares issued in payment of dividends (includes 148,487
  and 508,849 shares issued from treasury, respectively)148,487        508,849     $148,487      $508,849
Increase in paid-in capital                                                       4,445,701    15,273,103
                                                                                  ---------    ----------
   Total increase                                                                 4,594,188    15,781,952
                                                                                  ---------    ----------
Shares purchased (at an average discount from net
   asset value of 12.0% and 10.3%, respectively)        307,200      1,092,800     (307,200)   (1,092,800)
Decrease in paid-in capital                                                      (9,241,842)  (31,870,232)
                                                                                ------------  ------------
   Total decrease                                                                (9,549,042)  (32,963,032)
                                                                                ------------  ------------
Net decrease                                                                    ($4,954,854) ($17,181,080)
                                                                                ============  ============


At March 31, 2005, the Company held in its treasury 2,184,964 shares of Common Stock with an aggregate cost in the amount of $55,535,254.

Distributions for tax and book purposes are substantially the same.



                            3. OFFICERS' COMPENSATION

The aggregate compensation paid by the Company during the three months ended March 31, 2005 to its officers amounted to $1,346,250.


                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities and options) for the three months ended March 31, 2005 amounted to on long transactions $45,247,394 and $52,169,690, respectively, and, with respect to short sale transactions, purchases for the three months amounted to $3,825,799.



                            5. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                        -----------     ----------   -----------
Silicon Genesis Corporation                                2/16/01      $3,006,720        $7,200
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000            -
                                                                        ----------   -----------
Total                                                                   $6,009,720        $7,200
                                                                        ==========   ===========


                            6. PENSION BENEFIT PLANS

The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover substantially all of its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost of the plans for the three months ended March 31, 2005 were:

                            Service cost                                $70,055
                            Interest cost                               145,757
                            Expected return on plan assets             (269,548)
                            Amortization of:
                               Prior service cost                         6,806
                               Recognized net actuarial loss (gain)      (2,047)
                                                                       ---------
                            Net periodic benefit cost (income)         ($48,977)
                                                                       =========

The Company also has funded and unfunded contributory defined contribution thrift plans that cover substantially all employees. The aggregate cost of such plans for the three months ended March 31, 2005 was $143,142. The unfunded liability included in other liabilities at March 31, 2005 was $2,581,898.

11            NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                             General American Investors


                          7. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $93,000 for the three months ended March 31, 2005. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2005 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2005 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.



--------------------------------------------------------------------------------
       MAJOR STOCK CHANGES* Three Months Ended March 31, 2005 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                                                                                                 SHARES OR
                                                                          SHARES  OR         PRINCIPAL AMOUNT
INCREASES                                                              PRINCIPAL AMOUNT    HELD MARCH 31, 2005
--------------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   Patterson-UTI Energy, Inc.                                              650,000                650,000

ADDITIONS
   American International Group, Inc.                                       45,000                380,000
   Arch Capital Group Ltd.                                                 140,000                340,000 (a)
   EOG Resources, Inc.                                                      25,000                600,000 (b)
   Total S.A. ADR                                                           55,000                330,000
   Unocal Corporation                                                       50,000                750,000

DECREASES
--------------------------------------------------------------------------------------------------------------------
ELIMINATIONS
   El Paso Corporation 0% notes due 2/28/21                            $22,500,000                      -
   Genta Incorporated                                                      375,000                      -

REDUCTIONS
   American Tower Corporation 9 3/8% notes due 2/1/09                     $636,000               $678,000
   Annaly Mortgage Management, Inc.                                        325,000                275,000
   Biogen Idec Inc.                                                         50,000                200,000
   Genentech, Inc.                                                         160,000                400,000
   Golden West Financial Corporation                                        20,000                600,000
   MFA Mortgage Investments, Inc.                                           75,000                775,000
   Montpelier Re Holdings Ltd.                                              50,000                110,000
   Reinsurance Group of America, Incorporated                               35,000                350,000
   Transatlantic Holdings, Inc.                                             25,500                249,500

*  Excludes transactions in Stocks - Miscellaneous - Other.
(a)   Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b)   Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other and shares received in conjunction with a stock split.


    PROXY VOTING POLICIES and PROCEDURES and PROXY VOTING RECORD (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2004 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at http://www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    DIRECTORS
--------------------------------------------------------------------------------
                       Lawrence B. Buttenwieser, Chairman
               Arthur G. Altschul, Jr.         Sidney R. Knafel
               Lewis B. Cullman                Richard R. Pivirotto
               Spencer Davidson                D. Ellen Shuman
               Gerald M. Edelman               Joseph T. Stewart, Jr.
               John D. Gordan, III             Raymond S. Troubh

                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

Transfer Agent and Registrar
American Stock Transfer & Trust
  Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com





                          RESULTS OF THE ANNUAL MEETING
                                 OF STOCKHOLDERS
--------------------------------------------------------------------------------
The votes cast by stockholders at the Company's annual
meeting held on April 13, 2005 were as follows:
Election of Directors:
                            FOR         WITHHELD

Lawrence B. Buttenwieser 32,214,593     503,581
Lewis B. Cullman         32,296,075     422,099
Spencer Davidson         32,326,934     391,240
Gerald M. Edelman        32,388,169     330,005
John D. Gordan, III      32,362,721     355,452
Richard R. Pivirotto     32,428,302     289,872
D. Ellen Shuman          32,454,676     263,498
Joseph T. Stewart, Jr.   32,332,416     385,758
Raymond S. Troubh        32,387,103     331,071

Elected by holders of Preferred Stock:

Arthur G. Altschul, Jr.   7,589,685      45,877
Sidney R. Knafel          7,589,685      45,877


Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2005:
For - 32,405,598;        Against - 182,623;        Abstain - 129,953